Commonwealth Annuity and Life Insurance Company	commonwealthannuity.com
132 Turnpike Road, Suite 210	* 800.366.1492	–Commonwealth
Southborough, MA 01772		Select Life Plus/VUL
508-460-2400 – phone		Survivorship
508-460-2401 – fax	* 800.533.7881	–Commonwealth
Annuity VUL 2001

Commonwealth Annuity and Life Insurance Company
a Goldman Sachs Company

SEMI-ANNUAL REPORT – 6/30/2010

FOR CONTRACT HOLDERS OF:	COMMONWEALTH ANNUITY SELECT LIFE PLUS, COMMONWEALTH ANNUITY VUL 2001, VUL SURVIVORSHIP

September 24, 2010

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Subj:	SEPARATE ACCOUNT IMO
1940 Act Registration Number: 811-09529
1933 Act Registration Numbers: 333-84879, 333-90995
CIK: 0001091476
Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate  Account IMO, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following semi-annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust (Services Shares)	1046292	August 26, 2010
AllianceBernstein Variable Products Series Fund, Inc. (Class B)	825316	August 19, 2010
DWS Investments VIT Funds (Class A)	1006373	August 26, 2010
DWS Variable Series II (Class A)	810573	August 26, 2010
Fidelity Variable Insurance Products Fund (Initial Class)	356494	August 23, 2010
Fidelity Variable Insurance Products Fund II (Service Class 2)	831016	August 23, 2010
Fidelity Variable Insurance Products Fund III (Service Class 2)	927384	August 26, 2010
Franklin Templeton Variable Insurance Products Trust (Class 2)	837274	August 26, 2010
Invesco Variable Insurance Funds (Series I Shares)	896435	August 27, 2010
MFS® Variable Insurance TrustSM (Service Class)	918571	August 31, 2010
Oppenheimer Variable Account Funds (Service Shares)	752737	August 25, 2010
Pioneer Variable Contracts Trust (Class II)	930709	August 27, 2010
T. Rowe Price International Series, Inc.	918292	August 25, 2010

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ SCOTT D. SILVERMAN

Scott D. Silverman
Senior Vice President, General Counsel and Corporate Secretary

Commonwealth Annuity and Life Insurance Company

132 Turnpike Road, Suite 210 * Southborough, MA 01772